                                                                   EXHIBIT 10.13

                            ASSET PURCHASE AGREEMENT

                           dated as of July 29, 1996

                                 by and between

                BLASIAR, INC. (DBA ALERT COMMUNICATIONS COMPANY)

                                      and

                             THE RIGHT START, INC.

                     with respect to certain of its assets

                               TABLE OF CONTENTS
                               -----------------

          This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                            Page
                                                                             No.
                                                                            ----
                                       ARTICLE I
                              SALE OF ASSETS AND CLOSING
       1.01       Assets...................................................   1
       1.02       Liabilities..............................................   3
       1.03       Purchase Price; Allowance for Continued Use..............   4
       1.04       Closing..................................................   4
       1.05       Third-Party Consents.....................................   5
       1.06       Proration of Taxes.......................................   5

                                       ARTICLE II
                          REPRESENTATIONS AND WARRANTIES OF SELLER

       2.01       Corporate Existence of Seller............................   5
       2.02       Authority................................................   6
       2.03       No Conflicts.............................................   6
       2.04       Governmental Approvals and Filings.......................   7
       2.05       Legal Proceedings........................................   7
       2.06       Compliance With Laws and Orders..........................   7
       2.07       Real Property Lease......................................   7
       2.08       Tangible Personal Property...............................   8
       2.09       Business Contracts.......................................   8

                                       ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF PURCHASER

       3.01       Corporate Existence......................................   8
       3.02       Authority................................................   8
       3.03       No Conflicts.............................................   9
       3.04       Governmental Approvals and Filings.......................   9
       3.05       Legal Proceedings........................................  10

                                       ARTICLE IV
                         CONDITIONS TO OBLIGATIONS OF PURCHASER

       4.01       Representations and Warranties...........................  10
       4.02       Performance..............................................  10
       4.03       Orders and Laws..........................................  10
       4.04       Regulatory Consents and Approvals........................  10

                                                                            Page
                                                                             No.
                                                                            ----
       4.05       Deliveries..............................................   11

                                   ARTICLE V
                      CONDITIONS TO OBLIGATIONS OF SELLER

       5.01       Representations and Warranties..........................    11
       5.02       Performance.............................................    11
       5.03       Orders and Laws.........................................    11
       5.04       Regulatory Consents and Approvals.......................    11
       5.05       Deliveries..............................................    12
       5.06       Telemarketing Agreement.................................    12

                                       ARTICLE VI
                          SURVIVAL; NO OTHER REPRESENTATIONS

       6.01       Survival of Representations, Warranties,
                  Covenants and Agreements................................    12
       6.02       No Other Representations................................    12


                                       ARTICLE VII
                                       DEFINITIONS

       7.01       Definitions.............................................    12


                                       ARTICLE VIII
                                      MISCELLANEOUS

       8.01       Notices.................................................    17
       8.02       Entire Agreement........................................    18
       8.03       Expenses................................................    18
       8.04       Waiver..................................................    18
       8.05       Amendment...............................................    19
       8.06       No Third Party Beneficiary..............................    19
       8.07       No Assignment; Binding Effect...........................    19
       8.08       Headings................................................    19
       8.09       Invalid Provisions......................................    19
       8.10       Governing Law...........................................    20
       8.11       Counterparts............................................    20

                                                                           Page
                                                                            No.
                                                                           ----

                                   SCHEDULES
     1.01(a)(i)            Real Property Lease
     1.01(a)(ii)           Tangible Personal Property
     1.01(a)(iii)          Personal Property Leases
     1.01(a)(iv)           Business Contracts
     1.01(b)(iv)           Excluded Personal Property
     1.01(b)(ix)           Excluded 800 Numbers

                                    EXHIBITS

     Exhibit A             Form of Promissory Note
     Exhibit B             General Assignment and Bill of Sale
     Exhibit C             Assumption Agreement
     Exhibit D             Form of Telemarketing Agreement
     Exhibit E             Form of Security Agreement

          This ASSET PURCHASE AGREEMENT dated as of July 29, 1996, is made and entered into by and between Blasiar, Inc. (DBA Alert Communications Company)., a California corporation ("Purchaser"), and The Right Start, Inc., a California
                         ---------
corporation ("Seller").  Capitalized terms not otherwise defined herein have the
              ------
meanings set forth in Section 7.01.
                      ------------

          WHEREAS, Seller is engaged, among other things, in the business of providing telemarketing services of various types, including telemarketing services for the receipt of incoming calls (the "Business"); and
                                                 --------

          WHEREAS, Seller desires to sell, transfer and assign to Purchaser, and Purchaser desires to purchase and acquire from Seller, certain of the assets of Seller relating to the operation of the Business, and in connection therewith, Purchaser has agreed to assume certain of the liabilities of Seller relating to the Business, all on the terms set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                          SALE OF ASSETS AND CLOSING

          1.01  Assets.  (a)  Assets Transferred.  On the terms and subject to
                ------        ------------------
the conditions set forth in this Agreement, Seller will sell, transfer, convey, assign and deliver to Purchaser, and Purchaser will purchase and pay for, at the Closing, free and clear of all Liens other than Permitted Liens, all of Seller's right, title and interest in, to and under the following Assets and Properties of Seller used in connection with the Business, except as otherwise provided in
Section 1.01(b), as the same shall exist on the Closing Date (collectively, the
- ---------------
"Assets"):
 ------

     (i)  Real Property Lease.  The lease of real property described in Section
          -------------------                                           -------
1.01(a)(i) of the Disclosure Schedule as to which Seller is the lessee (the
- -------------------------------------
"Real Property Lease");
- --------------------

    (ii)  Tangible Personal Property.  All furniture, fixtures, equipment,
          --------------------------
machinery and other tangible personal property used solely in the conduct of the Business at the location at which the Business is conducted (including but not limited to those items listed in Section 1.01(a)(ii) of the Disclosure Schedule
                                 ----------------------------------------------
(the "Tangible Personal Property");
      --------------------------

          (iii) Personal Property Leases. The leases of Tangible Personal
                ------------------------
     Property described in Section 1.01(a)(iii) of the Disclosure Schedule as to
                           -----------------------------------------------
     which Seller is the lessee, together with any options to purchase the underlying property (the "Personal Property Leases");
                               ------------------------

          (iv)  Business Contracts. The Contracts described in Section
                ------------------                             -------
     1.01(a)(iv) of the Disclosure Schedule as to which Seller is a party and
     --------------------------------------
     which are utilized solely in the conduct of the Business (the "Business
                                                                    --------
     Contracts");
     ---------

          (v)   Intangible Personal Property. All Intellectual Property used
                ----------------------------
     solely in the conduct of the Business (including Seller's goodwill therein) and all rights, privileges, claims, causes of action and options relating or pertaining to the Business or the Assets (the "Intangible Personal Property");

          (vii) Books and Records. All Books and Records used solely in the
                -----------------
     conduct of the Business or otherwise relating solely to the Assets, other than the minute books, stock transfer books and corporate seal of Seller (the "Business Books and Records").
           --------------------------

            (b) Excluded Assets.  Notwithstanding anything in this Agreement to
                ---------------
the contrary, the following Assets and Properties of Seller (the "Excluded
                                                                  --------
Assets") shall be excluded from and shall not constitute Assets:
- ------

            (i) Cash. Cash, commercial paper, certificates of deposit and other
                ----
     bank deposits, treasury bills and other cash equivalents;

           (ii) Accounts Receivable. All trade accounts receivable and all notes, bonds and other evidences of Indebtedness of and rights to receive payments arising out of services rendered in the conduct of the Business prior to the Closing Date (the "Accounts Receivable");
                                     -------------------

          (iii) Insurance. All insurance policies relating to the operation of
                ---------
    the Business;

           (iv) Personal Property.  The personal property described in Section
                -----------------                                      -------
1.01(b)(iv) of the Disclosure Schedule;
- --------------------------------------

            (v) Corporate Records.  The minute books, stock transfer books and
                -----------------
corporate seal of Seller;

           (vi) Litigation Claims. Any rights (including indemnification) and
                -----------------
     claims and recoveries under litigation
     of Seller against third parties arising out of or relating to events prior to the Closing Date;

          (vii) Excluded Obligations.  The rights of Seller in, to and under all
                --------------------
     Contracts of any nature, the obligations of Seller under which expressly are not assumed by Purchaser pursuant to Section 1.02(b); and
                                              ---------------

         (viii) Tradename and Logo. All of Seller's right, title and interest
                ------------------
     in, to and under all tradenames, service marks, source names, copyrights and all pending applications therefor and registrations thereof and rights related thereto, including, without limitation, the names "Right Start" and "Right Answer" .

           (ix) 800 Numbers. All of Seller's right, title and interest in, to
                -----------
     and under the 800 numbers listed in Section 1.01(b)(ix) of the Disclosure
                                         -------------------
     Schedule.

          1.02  Liabilities.  (a)  Assumed Liabilities.  In connection with the
                -----------        -------------------
sale, transfer, conveyance, assignment and delivery of the Assets pursuant to this Agreement, on the terms and subject to the conditions set forth in this Agreement, at the Closing, Purchaser will assume and agree to pay, perform and discharge when due the following obligations of Seller arising in connection with the operation of the Business, as the same shall exist on the Closing Date (the "Assumed Liabilities"), and no others:
      -------------------

           (i)  Real Property Lease Obligations. All obligations of Seller under
                -------------------------------
     the Real Property Lease arising and to be performed on or after the Closing Date, and excluding any such obligations arising or to be performed prior to the Closing Date;

          (ii)  Personal Property Lease Obligations. All obligations of Seller
                -----------------------------------
     under the Personal Property Leases arising and to be performed on or after the Closing Date, and excluding any such obligations arising or to be performed prior to the Closing Date; and

         (iii) Obligations under Contracts. All obligations of Seller under the
               ---------------------------
     Business Contracts arising and to be performed on or after the Closing Date, and excluding any such obligations arising or to be performed prior to the Closing Date.

           (b) Retained Liabilities.  Except for the Assumed Liabilities,
               --------------------
Purchaser shall not assume by virtue of this Agreement or the transactions contemplated hereby, and shall have no liability for, any Liabilities of Seller (including, without limitation, those related to the Business) of any kind, character or description whatsoever (the "Retained Liabilities"). Seller shall discharge in a timely manner or
      --------------------
shall make adequate provision for all of the Retained Liabilities, provided that
                                                                   --------
Seller shall have the ability to contest, in good faith, any such claim of liability asserted in respect thereof by any Person other than Purchaser and its Affiliates.

          1.03  Purchase Price; Allowance for Continued Use.  (a)  Purchase
                -------------------------------------------        --------
Price.  The aggregate purchase price for the Assets is $498,255 (the "Purchase
- -----                                                                 --------
Price"), of which $250,000 shall be payable in immediately available United
- -----
States funds at the Closing in the manner provided in Section 1.04 and the
                                                      ------------
remainder of which shall be paid pursuant to the terms of a promissory note, in the form attached hereto as Exhibit A (the "Promissory Note"), executed by
                            ---------
Purchaser and delivered to Seller at the Closing.

          (b)  Allowance for Continued Use.  Seller and Purchaser acknowledge
               ---------------------------
that, notwithstanding Purchaser's assumption of or the assignment to Purchaser of the AT&T Lease (as defined herein), or Purchaser's assumption of Seller's payment obligations thereunder, Seller will continue to use certain of the equipment described in the AT&T Lease. Seller and Purchaser agree that Seller shall pay or credit to Purchaser monthly for such use the sum of $5,000. Seller agrees that, for so long as such monthly payments are required to be paid to Purchaser, Seller shall indemnify Purchaser for any and all damage sustained to such equipment resulting from Seller's use of such equipment as contemplated by this Section 1.03(b).
     ---------------

          1.04  Closing.  The Closing will take place at the offices of Milbank,
                -------
Tweed, Hadley & McCloy, 601 South Figueroa Street, Los Angeles, CA 90017, or at such other place as Purchaser and Seller mutually agree, at 10:00 A.M. local time, on the Closing Date. At the Closing, (a) Seller will assign and transfer to Purchaser good and valid title in and to the Assets (free and clear of all Liens, other than Permitted Liens) by delivery of a General Assignment and Bill of Sale substantially in the form of Exhibit B hereto (the "General
                                     ---------              -------
Assignment"), duly executed by Seller, and such other instruments of conveyance,
- ----------
assignment and transfer, in form and substance reasonably acceptable to Purchaser's counsel, as shall be effective to vest in Purchaser good title to the Assets (the General Assignment and such other instruments being collectively referred to herein as the "Assignment Instruments"), and (b) Purchaser will
                           ----------------------
assume from Seller the due payment, performance and discharge of the Assumed Liabilities by delivery of an Assumption Agreement substantially in the form of Exhibit C hereto (the "Assumption Agreement"),
- ---------              --------------------
duly executed by Purchaser, and such other instruments of assumption, in form and substance reasonably acceptable to Seller's counsel, as shall be effective to cause Purchaser to assume the Assumed Liabilities as and to the extent provided in Section 1.02(a) (the Assumption Agreement and such other instruments
            ---------------
being collectively referred to herein as the "Assumption Instruments").
                                              ----------------------

          1.05  Third-Party Consents.  To the extent that any Business Contract
                --------------------
is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. Seller and Purchaser shall use commercially reasonable efforts to obtain the consent of such other party to the assignment of any such Business Contract to Purchaser in all cases in which such consent is or may be required for such assignment.
Notwithstanding the foregoing, Purchaser and Seller understand and agree that AT&T Credit Corporation ("AT&T") has not yet consented to the assignment to and assumption by Purchaser of that certain Master Equipment Lease Agreement dated as of August 15, 1990 by and between AT&T and Seller (the "AT&T Lease") or the release of Seller from all obligations thereunder. To induce Seller to close nonetheless, Purchaser hereby agrees: (i) to cooperate with Seller to use its best efforts to cause AT&T to consent to such assignment, assumption and release; (ii) to make all payments due under the AT&T Lease; and (iii) to indemnify Seller for any damages, claims, losses or liabilities (including legal fees) related to the failure of Purchaser to comply with clause (ii) of this sentence. Purchaser further agrees that, until such time as AT&T consents to the assignment to and assumption by Purchaser of the AT&T Lease, Purchaser shall indemnify Seller for any and all damage sustained to the equipment which is the subject of the AT&T Lease resulting from Purchaser's use and operation of such equipment.

          1.06  Proration of Taxes.  Any taxes not yet due as of the Closing
                ------------------
Date with respect to the Assets shall be prorated, with Seller liable to the extent such taxes relate to any time period prior to the Closing Date and Purchaser liable to the extent such taxes relate to periods beginning with and subsequent to the Closing Date. Except as otherwise agreed by the parties, the net amount of any such proration will be settled and paid on or before the date such tax payment is due, provided that prior written notice of such payment has been received.

                                  ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF SELLER

          Seller hereby represents and warrants to Purchaser as follows :

          2.01  Corporate Existence of Seller.  Seller is a corporation duly
                -----------------------------
incorporated, validly existing and in good standing under the Laws of the State of California, and has full corporate power and authority to conduct the Business as and to the extent now conducted and to own, use and lease the Assets.

          2.02  Authority.  Seller has full corporate power and authority to
                ---------
execute and deliver this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, including without limitation to sell and transfer (pursuant to this Agreement) the Assets. The execution and delivery by Seller of this Agreement and the Operative Agreements to which it is a party, and the performance by Seller of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Seller, no other corporate action on the part of Seller or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Seller and constitutes, and upon the execution and delivery by Seller of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms.

          2.03  No Conflicts.  The execution and delivery by Seller of this
                ------------
Agreement do not, and the execution and delivery by Seller of the Operative Agreements to which it is a party, the performance by Seller of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

          (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the articles of incorporation or by-laws of Seller;

          (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Seller or any of its Assets and Properties (other than such conflicts, violations or breaches which could not in the aggregate reasonably be expected to adversely affect the validity or enforceability of this Agreement or any of such Operative Agreements or to have a material adverse effect on the Condition of the Business); or

          (c) except as could not, individually or in the aggregate, reasonably be expected to be materially adverse to the Condition of the Business or to adversely affect the ability of Seller to consummate the transactions contemplated hereby or by any such Operative Agreements or to perform its obligations hereunder or thereunder, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Seller or any of its Assets or Properties under, any Contract or License to which Seller is a party or by which any of its Assets and Properties is bound.

          2.04  Governmental Approvals and Filings.  No consent, approval or
                ----------------------------------
action of, filing with or notice to any Governmental or Regulatory Authority on the part of Seller is required in connection with the execution, delivery and performance of this Agreement or any of the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except (i) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice could not reasonably be expected to adversely affect the ability of Seller to consummate the transactions contemplated by this Agreement or any of such Operative Agreements or to perform its obligations hereunder or thereunder, or to have a material adverse effect on the Condition of the Business, and (ii) those as would be required solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates.

          2.05  Legal Proceedings.  (a)  there are no Actions or Proceedings
                -----------------
pending or, to the Knowledge of Seller, threatened against, relating to or affecting Seller with respect to the Business or any of its Assets and Properties which could reasonably be expected (i) to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements, or (ii) individually or in the aggregate with other such Actions or Proceedings, to have a material adverse effect on the Condition of the Business; and

           (b) there are no Orders outstanding against Seller which, individually or in the aggregate with other such Orders, materially adversely affect the Condition of the Business.

          2.06  Compliance With Laws and Orders.  Seller is not in violation of
                -------------------------------
or in default under any Law or Order applicable to the Business or the Assets the effect of which, individually or in the aggregate with other such violations and defaults, could reasonably be expected to be materially adverse to the Condition of the Business.

          2.07  Real Property Lease.  Seller has a valid and subsisting
                -------------------
leasehold estate in and the right to quiet enjoyment of the real property subject to the Real Property Lease for the full term thereof. The Real Property Lease is a legal, valid and binding agreement, enforceable in accordance with its terms, of Seller and, to the Knowledge of Seller, of each other Person that is a party thereto, and to the Knowledge of Seller there is no default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. Seller has delivered to Purchaser prior to the execution of this Agreement a true and complete copy of the Real Property Lease (including any amendments and renewal letters).

          2.08  Tangible Personal Property.  Seller is in possession of and has
                --------------------------
good title to, or has valid leasehold interests in or valid rights under Contract to use, all the Tangible Personal Property used in and individually or in the aggregate with other such property material to the Condition of the Business. All the Tangible Personal Property is free and clear of all Liens, other than Permitted Liens, and is in all material respects in good working order and condition, ordinary wear and tear excepted.

          2.09  Business Contracts.  Prior to the execution of this Agreement,
                ------------------
Seller has delivered to Purchaser true and complete copies of all Business Contracts and (i) each Business Contract is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of the Seller and, to the Knowledge of Seller, of each other party thereto and (ii) neither Seller nor, to the Knowledge of Seller, any other party to such Business Contract is in violation or breach of or default under any such Business Contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such Business Contract) the effect of which, individually or in the aggregate, could reasonably be expected to be materially adverse to the Condition of the Business.

                                  ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

          Purchaser hereby represents and warrants to Seller as follows:

          3.01  Corporate Existence.  Purchaser is a corporation duly
                -------------------
incorporated, validly existing and in good standing under the Laws of the State of [California]. Purchaser has full corporate power and authority to enter into this Agreement and the Operative Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

          3.02  Authority.  The execution and delivery by Purchaser of this
                ---------
Agreement and the Operative Agreements to which it is a party, and the performance by Purchaser of its obligations hereunder and thereunder, have been duly and validly authorized by the Board of Directors of Purchaser, no other corporate action on the part of Purchaser or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes, and upon the execution and delivery by Purchaser of the Operative Agreements to which it is a party, such Operative Agreements will constitute, legal, valid and binding obligations of Purchaser enforceable against Purchaser in accordance with their terms.

          3.03  No Conflicts.  The execution and delivery by Purchaser of this
                ------------
Agreement do not, and the execution and delivery by Purchaser of the Operative Agreements to which it is a party, the performance by Purchaser of its obligations under this Agreement and such Operative Agreements and the consummation of the transactions contemplated hereby and thereby will not:

           (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the [articles] of incorporation or by-laws (or other comparable corporate charter document) of Purchaser;

           (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties (other than such conflicts, violations or breaches which could not in the aggregate reasonably be expected to adversely affect the validity or enforceability of this Agreement or any of such Operative Agreements); or

           (c) except as could not, individually or in the aggregate, reasonably be expected to adversely affect the ability of Seller to consummate the transactions contemplated hereby or by any such Operative Agreements or to perform its obligations hereunder or thereunder, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, or (iv) result in the creation or imposition of any Lien upon Purchaser or any of its Assets or Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

          3.04  Governmental Approvals and Filings.  No consent, approval or
                ----------------------------------
action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the Operative Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice could not reasonably be expected to adversely affect the ability of Seller to consummate the transactions contemplated by this Agreement or any of such Operative Agreements or to perform its obligations hereunder or thereunder.

          3.05  Legal Proceedings.  There are no Actions or Proceedings pending
                -----------------
or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser or any of its Assets and Properties which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.


                                   ARTICLE IV

                     CONDITIONS TO OBLIGATIONS OF PURCHASER

          The obligations of Purchaser hereunder to purchase the Assets and to assume and pay, perform and discharge the Assumed Liabilities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

          4.01  Representations and Warranties.  The representations and
                ------------------------------
warranties made by Seller in this Agreement, taken as a whole, shall be true and correct, in all material respects, on and as of the Closing Date, as though made on and as of the Closing or, in the case of representations and warranties made as of a specified date earlier than the Closing Date, on and as of such earlier date.

          4.02  Performance.  Seller shall have performed and complied with, in
                -----------
all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Seller at or before the Closing.

          4.03  Orders and Laws.  There shall not be in effect on the Closing
                ---------------
Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

          4.04  Regulatory Consents and Approvals.  All consents, approvals and
                ---------------------------------
actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Purchaser and Seller to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

          4.05  Deliveries.  Seller shall have delivered to Purchaser the
                ----------
General Assignment and the other Assignment Instruments.


                                   ARTICLE V

                      CONDITIONS TO OBLIGATIONS OF SELLER

          The obligations of Seller hereunder to sell the Assets are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

          5.01  Representations and Warranties.  The representations and
                ------------------------------
warranties made by Purchaser in this Agreement, taken as a whole, shall be true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date.

          5.02  Performance.  Purchaser shall have performed and complied with,
                -----------
in all material respects, the agreements, covenants and obligations required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

          5.03  Orders and Laws.  There shall not be in effect on the Closing
                ---------------
Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or any of the Operative Agreements.

          5.04  Regulatory Consents and Approvals.  All consents, approvals and
                ---------------------------------
actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit Seller and Purchaser to perform their obligations under this Agreement and the Operative Agreements and to consummate the transactions contemplated hereby and thereby shall have been duly obtained, made or given and shall be in full force and effect, and all terminations or expirations of waiting periods imposed by any Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement and the Operative Agreements shall have occurred.

          5.05  Deliveries.  Purchaser shall have delivered to Seller the
                ----------
Assumption Agreement, the other Assumption Instruments, the Promissory Note and the Security Agreement.

          5.06  Telemarketing Agreement.  Seller and Purchaser shall have
                -----------------------
entered into a telemarketing services agreement, substantially in the form attached hereto as Exhibit D.
                   ---------


                                  ARTICLE VI

                       SURVIVAL; NO OTHER REPRESENTATIONS

          6.01  Survival of Representations, Warranties, Covenants and
                ------------------------------------------------------
Agreements.  The representations and warranties contained in this Agreement
- ----------
shall survive for a period of six months after the Closing, and thereafter there shall be no liability in respect thereof, whether such liability has accrued prior to the Closing Date or after the Closing Date, on the part of either party or its officers, directors, employees, agents and Affiliates. This Section shall not limit in any way the survival and enforceability of any covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date, which shall survive for the respective periods set forth herein.

          6.02  No Other Representations.  Notwithstanding anything to the
                ------------------------
contrary contained in this Agreement, it is the explicit intent of each party hereto that Seller is making no representation or warranty whatsoever, express or implied, including but not limited to any implied representation or warranty as to condition, merchantability or suitability as to any of the Assets or other properties of the Business, except those representations and warranties contained in Article II. It
             ----------
is understood that, except to the extent otherwise expressly provided herein, Purchaser takes the Assets "as is" and "where is".


                                  ARTICLE VII

                                  DEFINITIONS

          7.01  Definitions.  (a)  Defined Terms.  As used in this Agreement,
                -----------        -------------
the following defined terms have the meanings indicated below:

          "Accounts Receivable" has the meaning ascribed to it in Section
           -------------------                                    -------
1.01(b)(ii).
- -----------

          "Actions or Proceedings" means any action, suit, proceeding,
           ----------------------
arbitration or Governmental or Regulatory Authority investigation.

          "Affiliate" means any Person that directly, or indirectly through one
           ---------
of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise and, in any event and without limitation of the previous sentence, any Person owning ten percent (10%) or more of the voting securities of another Person shall be deemed to control that Person.

          "Agreement" means this Asset Purchase Agreement and the Exhibits, the
           ---------
Disclosure Schedule and the Schedules hereto, as the same shall be amended from time to time.

          "Assets" has the meaning ascribed to it in Section 1.01(a).
           ------                                    ---------------

          "Assets and Properties" of any Person means all assets and properties
           ---------------------
of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person.

          "Assignment Instruments" has the meaning ascribed to it in
           ----------------------
Section 1.04.
- ------------

          "Assumed Liabilities" has the meaning ascribed to it in Section
           -------------------                                    -------
1.02(a).
- -------

          "Assumption Agreement" has the meaning ascribed to it in Section 1.04.
           --------------------                                    ------------

          "Assumption Instruments" has the meaning ascribed to it in
           ----------------------
Section 1.04.
- ------------

          "AT&T" has the meaning ascribed to it in Section 1.05.
           ----                                    ------------

          "AT&T Lease" has the meaning ascribed to it in Section 1.05.
           ----------                                    ------------

          "Books and Records" of any Person means all files, documents,
           -----------------
instruments, papers, books and records relating to the business of such Person.

          "Business" has the meaning ascribed to it in the forepart of
           --------
this Agreement.

          "Business Books and Records" has the meaning ascribed to it in
           --------------------------
Section 1.01(a)(vii).
- --------------------

          "Business Contracts" has the meaning ascribed to it in Section
           ------------------                                    -------
1.01(a)(iv).
- -----------

          "Business Day" means a day other than Saturday, Sunday or any day on
           ------------
which banks located in the State of California are authorized or obligated to close.

          "Closing" means the closing of the transactions contemplated by
           -------
Section 1.04.
- ------------

          "Closing Date" means (a) July 29, 1996, or (b) such other date as
           ------------
Purchaser and Seller mutually agree upon in writing.

          "Condition of the Business" means the business, financial condition,
           -------------------------
results of operations and Assets and Properties of the Business.

          "Contract" means any agreement, lease, license, evidence of
           --------
Indebtedness, mortgage, indenture, security agreement or other contract.

          "Disclosure Schedule" means the record delivered to Purchaser by
           -------------------
Seller herewith and dated as of the date hereof, containing all lists, descriptions, exceptions and other information and materials as are required to be included therein by Seller pursuant to this Agreement.

          "Excluded Assets" has the meaning ascribed to it in Section 1.01(b).
           ---------------                                    ---------------

          "GAAP" means generally accepted accounting principles, consistently
           ----
applied throughout the specified period and in the immediately prior comparable period.

          "General Assignment" has the meaning ascribed to it in Section 1.04.
           ------------------                                    ------------

          "Governmental or Regulatory Authority" means any court, tribunal,
           ------------------------------------
arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city or other political subdivision.

          "Indebtedness" of any Person means all obligations of such Person (i)
           ------------
for borrowed money, (ii) evidenced by notes, bonds, debentures or similar instruments, (iii) for the deferred purchase price of goods or services (other than trade payables or accruals incurred in the ordinary course of business),
(iv) under capital leases and (v) in the nature of guarantees of the obligations described in clauses (i) through (iv) above of any other Person.

          "Intangible Personal Property" has the meaning ascribed to it in
           ----------------------------
Section 1.01(a)(v).
- ------------------

          "Intellectual Property" means all patents and patent rights,
           ---------------------
trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions, copyrights and copyright rights, know-how and all pending applications for and registrations of patents trademarks, service marks and copyrights.

          "Knowledge of Seller" means the actual knowledge of the officers and
           -------------------
employees of Seller engaged primarily in the conduct of the Business as well as other material knowledge available to Seller's officers and employees in the exercise of reasonable diligence.

          "Laws" means all laws, statutes, rules, regulations, ordinances and
           ----
other pronouncements having the effect of law of the United States or any state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

          "Liabilities" means all Indebtedness, obligations and other
           -----------
liabilities of a Person (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

          "Licenses" means all licenses, permits, certificates of authority,
           --------
authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

          "Liens" means any mortgage, pledge, assessment, security interest,
           -----
lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

          "Operative Agreements" means, collectively, the General Assignment and
           --------------------
the other Assignment Instruments, the Assumption Agreement and the other Assumption Instruments and any support or other agreements to be entered into in connection with the transaction.

          "Order" means any writ, judgment, decree, injunction or similar order
           -----
of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

          "Permitted Lien" means (i) any Lien for taxes not yet due or
           --------------
delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (ii) any statutory Lien arising in the ordinary course of business by operation of Law with respect to a Liability that is not yet due or delinquent; and (iii) any minor imperfection of title or similar Lien which individually or in the aggregate with other such Liens could not reasonably be expected to materially adversely affect the Condition of the Business.

          "Person" means any natural person, corporation, general partnership,
           ------
limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

          "Personal Property Leases" has the meaning ascribed to it in
           ------------------------
Section 1.01(a)(iii).
- --------------------

          "Purchase Price" has the meaning ascribed to it in Section 1.03(a).
           --------------                                    ---------------

          "Purchaser" has the meaning ascribed to it in the forepart of
           ---------
this Agreement.

          "Real Property Lease" has the meaning ascribed to it in
           -------------------
Section 1.01(a)(i).
- ------------------

          "Retained Liabilities" has the meaning ascribed to it in Section
           --------------------                                    -------
1.02(b).
- -------

          "Security Agreement" means an executed security agreement
           ------------------
substantially in the form of Exhibit E hereto, granting Seller a first priority
                             ---------
security interest in the Assets to secure payment of the Promissory Note.

          "Seller" has the meaning ascribed to it in the forepart of
           ------
this Agreement.

          "Tangible Personal Property" has the meaning ascribed to it
           --------------------------
in Section 1.01(a)(ii).
   -------------------

          (b) Construction of Certain Terms and Phrases.  Unless the context of
              -----------------------------------------
this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; (iv) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement; and (v) the phrase "ordinary course of business" refers to the business of Seller in connection with the Business. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP. Any representation or warranty contained herein as to the enforceability of a Contract shall be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar law affecting the enforcement of creditors' rights generally and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at Law).


                                  ARTICLE VIII

                                 MISCELLANEOUS

          8.01  Notices.  All notices, requests and other communications
                -------
hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

                            If to Purchaser, to:

                            ALERT COMMUNICATIONS COMPANY
                            5515 York Boulevard
                            Los Angeles, California 90042-2499
                            Facsimile No.:  (213) 254-6802
                            Attn:  Mr. Gary K. Blasiar, President

                            with a copy to:

                            Jackson, DeMarco & Peckenpaugh
                            4 Park Plaza - 16th Floor
                            Post Office Box 19704
                            Irvine, California 92713-9704
                            Facsimile No.:  (714) 752-0597
                            Attn:  Douglas P. Smith, Esq.

                            If to Seller, to:

                            THE RIGHT START, INC.
                            5334 Sterling Center Drive
                            Westlake Village, CA 91361
                            Facsimile No.:  818-707-7132
                            Attn:  Mr. Jerry R. Welch,
                                   Chief Executive Officer

                            with a copy to:

                            MILBANK, TWEED, HADLEY & MCCLOY
                            601 South Figueroa Street
                            Los Angeles, CA 90017
                            Facsimile No.:  213-629-5063
                            Attn:  Kenneth J. Baronsky, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

          8.02  Entire Agreement.  This Agreement and the Operative Agreements
                ----------------
supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof and thereof.

          8.03  Expenses.  Except as otherwise expressly provided in this
                --------
Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the Operative Agreements and the transactions contemplated hereby and thereby.

          8.04  Waiver.  Any term or condition of this Agreement may be waived
                ------
at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

          8.05  Amendment.  This Agreement may be amended, supplemented or
                ---------
modified only by a written instrument duly executed by or on behalf of each party hereto.

          8.06  No Third Party Beneficiary.  The terms and provisions of this
                --------------------------
Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

          8.07  No Assignment; Binding Effect.  Neither this Agreement nor any
                -----------------------------
right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except (a) for assignments and transfers by operation of Law and (b) that Purchaser may assign any or all of its rights, interests and obligations hereunder to a wholly-owned subsidiary, provided that any such subsidiary agrees in writing to be bound by all of the terms, conditions and provisions contained herein, but no such assignment referred to in clause (b) shall relieve Purchaser of its obligations hereunder. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns. Such consent as required by this Section 8.07 shall not be unreasonably withheld or delayed.
                 ------------

          8.08  Headings.  The headings used in this Agreement have been
                --------
inserted for convenience of reference only and do not define or limit the provisions hereof.

          8.09  Invalid Provisions.  If any provision of this Agreement is held
                ------------------
to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          8.10  Governing Law.  This Agreement shall be governed by and
                -------------
construed in accordance with the Laws of the State of California applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

          8.11  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party as of the date first above written.

                            BLASIAR, INC.
                            (DBA ALERT COMMUNICATIONS COMPANY)


                            By:________________________________
                               Gary K. Blasiar
                               President


                            THE RIGHT START, INC.


                            By:________________________________
                               Jerry R. Welch
                               Chief Executive Officer

                         Disclosure Schedule 1.01(a)(i)

                              Real Property Lease
                              -------------------

1. Standard Industrial/Commercial Single-Tenant Lease Net dated as of April 8, 1993 by and between Westlake Industrial Complex, a California limited partnership, and The Right Start, Inc., a California corporation, pertaining to real property located at 31333 Agoura Road, Westlake Village, CA 91361.

                        Disclosure Schedule 1.01(a)(ii)

                           Tangible Personal Property
                           --------------------------

INVENTORY
- ---------

PHONES
- ------

LOCATION              DESCRIPTION
- --------              -----------
                      7406 Plus     7410 Plus      7410 no         8102         Callmaster      Callmaster     Pac-Bell
                      w/display     no display     display                      old model       model II       payphone
                      ---------------------------------------------------------------------------------------------------
Telemarket
supervisors                                                                        2
- -------------------------------------------------------------------------------------------------------------------------
Telemarket
area                                   2                                           54               40
- -------------------------------------------------------------------------------------------------------------------------
Billing                  1                           1                             2                5
- -------------------------------------------------------------------------------------------------------------------------
Customer
service                                2                                           6                5
- -------------------------------------------------------------------------------------------------------------------------
Computer
room                                   1                             2
- -------------------------------------------------------------------------------------------------------------------------
Ursula's
office                                                                             1
- -------------------------------------------------------------------------------------------------------------------------
Fishbowl                 1
- -------------------------------------------------------------------------------------------------------------------------
Lunchroom                              1              2
- -------------------------------------------------------------------------------------------------------------------------


CHAIRS
- ------

LOCATION              DESCRIPTION
- --------              -----------
                      superior      HONchair       task         Comforto        Comforto        Comforto       Comforto
                      craft         (grey)         chair        TR95            TR94            old            old
                      (green)                      (small)      (light blue)    (burgundy)      TR72 (blue)    TR15 (grey)
                      ---------------------------------------------------------------------------------------------------
Telemarket area          38           21             7                                                             1
- -------------------------------------------------------------------------------------------------------------------------
Billing                  9
- -------------------------------------------------------------------------------------------------------------------------
Customer
service                  11           3              1
- -------------------------------------------------------------------------------------------------------------------------
Fishbowl                 9            3              1               3             3                1
- -------------------------------------------------------------------------------------------------------------------------
Computer room            3
- -------------------------------------------------------------------------------------------------------------------------
Ursula's office                       1
- -------------------------------------------------------------------------------------------------------------------------
Lunchroom                                                            12            10               1
- -------------------------------------------------------------------------------------------------------------------------
Warehouse
storage              3 (broken)                                                                     12             4
- -------------------------------------------------------------------------------------------------------------------------
Temporary
conference room                                                      3             3                1              3
- -------------------------------------------------------------------------------------------------------------------------

INVENTORY BY LOCATION
- ---------------------
(EXCEPT CHAIRS, PHONES, CUBE & STORAGE COMPONENTS)

FISHBOWL
- --------

QTY. DESCRIPTION
- ---- -----------
1    T.V. / storage credenza with motorized lift with wireless remote
1    Zenith color 20" T.V.
1    RCA color 12" T.V.
1    Hitachi M270 V.C.R.
1    Overhead projector
1    LCD overhead panel
1    Overhead projector screen
1    Coffee maker - double (owned by Foodcraft)
                            ------------------
1    Coffee maker - single (owned by Foodcraft)
                            ------------------
5    white vinyl shelving racks (KA)
                                 --
2    Howe granite 8' rectangular tables
2    Howe granite 30" half-round tables
4    Howe granite 5" rectangular tables
1    aluminum easel
1    dry easel board 2' x 3'

LUNCHROOM
- ---------

QTY. DESCRIPTION
- ---- -----------

7    3' x 3' tables
4    Corkboards
1    Corkboard with glass case
1    2' x 4' rectangular table
2    Microwaves
1    Toaster
1    Fire Extinguisher
1    Can Crusher
1    Coffee Machine (owned by Foodcraft)
                     ------------------
1    Water machine with hot, cold & neutral dispenser (owned by Foodcraft)
                                                       ------------------
1    Paper towel dispenser
1    Hand soap dispenser
1    Refrigerator with ice maker

COMPUTER ROOM
- -------------

QTY. DESCRIPTION
- ---- -----------

1    6' folding table
1    4' fixed table
1    3' fixed table
1    5' shelf rack (in the closet)

1    Halon fire extinguisher

URSULA'S OFFICE
- ---------------

QTY. DESCRIPTION
- ---- -----------
2    Black guest chairs
1    2 drawer vertical black file cabinet
1    Haworth black "L shaped" freestanding furniture
2    Haworth black pedestal drawers
4    Haworth teal locking flippers

MISCELLANEOUS
- -------------

QTY. DESCRIPTION
- ---- -----------

1    Ricoh FT 6750 copier
1    Ricoh FT 4727 copier
1    Ricoh 3200 fax with stand
1    Amano MJR-8000 timeclock with 3 card racks
1    Burster
2    4' fixed table
1    3' fixed table (oak)
2    8' folding table
1    4' folding table
3    Corkboards
4    Dry easel boards
3    Easel stands
1    First aid kit
1    Emergency kit
1    Suggestion box
1    Multi-color tackboard
1    Fire extinguisher
1    Fire extinguisher with glass case

STORAGE COMPONENTS
- ------------------

QTY. MISCELLANEOUS
- ---- -------------

1    4 shelf white/pink storage/bookcase
1    2 drawer black vertical file cabinet
1    2 drawer beige lateral file cabinet
1    Hon 2 drawer grey lateral file cabinet
2    Haworth 2 drawer grey lateral file cabinet
2    Short 4 drawer grey lateral file cabinet
2    Tall 4 drawer grey lateral file cabinet
3    Haworth grey storage cabinet
2    Mail bin sorter
1    Mail bin sorter with storage, pink/blue

                                       4

CUBES
- -----

QTY. LOCATION                   DESCRIPTION
- ---- --------                   -----------
2    Supervisor area            Haworth stations with glass
4    Supervisor area            Pedestal drawers
9    Billing area               Haworth stations with double
                                pedestal storage drawers
13   Customer service area      Haworth stations with double
                                pedestal storage drawers
1    Customer service area      Haworth station with double
                                pedestal storage drawers & overhead flippers
86   Telemarket employee area   Haworth stations with worksurface,
                                teal tackboards & CPU holders
2    Telemarket employee area   Haworth stations with teal
                                tackboards & CPU holders (no worksurface)
6    Telemarket employee area   Haworth blue/grey stations with
                                worksurface & CPU holders
8    Telemarket employee area   Haworth cream colored stations with
                                worksurface & CPU holders

TELEMARKETING COMPUTER EQUIPMENT INVENTORY
- ------------------------------------------

            PC's
                  486         82
                  386         39
            Total            121


PRINTERS
- --------
3       HP LJ4L
1       HP DJ520
1       EPSON 870
1       HP LJ4
1       Alps P2100
1       OTC Laser 1000
8       Total

NETWORK EQUIPMENT
- -----------------

1      Synoptics Lattisnet 3000 Concentrator
3      Synoptics Re-Timing Modules
7      Synoptics 10-BaseT Host Modules
2      Isolan Modular Repeator/Concentrator
4      Isolan Host Modules
121    Isolan / 3 com NIC's

Fiber Optic Cables

10-BaseT Cables


MISCELLANEOUS
- -------------
150  Surge Protectors
2    Conner 5 Gig Tape Backup Drive
3    APC Back-UPS 400
2    APC Back-UPS 600
3    VGA Monitors
1    Motorola Codex Modem
2    Prac. Per. Modems

SERVERS
- -------

2    Compaq 1500 Pentium Servers with 12 Gig HD and 132 Meg of RAM
2    Novell Netware 3.11 250 user version

1    Fax Server
1    Print Server
1    Access Server

1    Kalpana Etherswitch with 7 modules

                       Disclosure Schedule 1.01(a)(iii)

                            Personal Property Leases
                            ------------------------

1. Master Equipment Lease Agreement dated as of August 15, 1990 by and between AT&T Credit Corporation and the Right Start, Inc. d/b/a/ the Right Start Catalog.

                        Disclosure Schedule 1.01(a)(iv)

                               Business Contracts
                               ------------------


1. Telemarketing Agreement (Inbound) dated as of May 24, 1996, between the Right Start, Inc. and Back to Basics Toys, Inc.

2. Telemarketing Agreement (Inbound) dated as of June 7, 1996, between The Right Start, Inc. and KA Industries.

3. Telemarketing Agreement (Inbound) dated as of October 27, 1994, between The Right Start, Inc. and Imperial Bank.

4. Telemarketing Agreement (Inbound) dated as of October 1, 1995, between The Right Start, Inc. and Audio Navigation Systems, Inc.

                        Disclosure Schedule 1.01(b)(iv)

                           Excluded Personal Property
                           --------------------------

1.   All other personal property not listed on Disclosure Schedule 1.01(a)(ii).

                        Disclosure Schedule 1.01(b)(ix)

                              Excluded 800 Numbers
                              --------------------

Number         Description
- ------         -----------
800-293-5984   Stores to Fax
800-293-5986   Wendy C Modem
800-455-1298   Modems
800-526-5220   Hotline
800-548-8531   Right Start
800-710-7815   Modems
800-796-6582   Stores to 818

                                                                       EXHIBIT A


                            SECURED PROMISSORY NOTE
                               DUE AUGUST 1, 1998



$248,255                                                 LOS ANGELES, CALIFORNIA
                                                                  JULY, 29, 1996


          FOR VALUE RECEIVED, BLASIAR, INC. (DBA ALERT COMMUNICATIONS COMPANY), a California corporation ("Maker"), unconditionally promises to pay to the order
                           -----
of THE RIGHT START, INC. ("Payee"), in the manner and at the place hereinafter
                           -----
provided, the principal amount of Two Hundred Forty-Eight Thousand Two Hundred Fifty-Five Dollars ($248,255) on August 1, 1998.

          Maker also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid in full at an interest rate per annum which is at all times equal to eight and one-half percent (8.5%); provided that
                                                                  --------
upon the occurrence of any Event of Default, the outstanding principal amount hereunder and, to the extent permitted by applicable law, any interest not paid when due and all other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under applicable bankruptcy laws) payable upon demand at a rate which is equal to ten and one-half percent (10.5)% per annum. Payments shall be made on the first day of each month without deduction, defense, set-off or counterclaim. Commencing as of August 1, 1996, the principal balance shall be amortized over the remaining twenty-four (24) months of the term hereof and monthly payments of principal and interest shall be in the amount of $11,284.60. All computations of interest shall be made by Payee on the basis of a 360-day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day).

          This is the Promissory Note referred to in the Asset Purchase Agreement dated as of July 29, 1996 between the Maker and the Payee (the "Asset
                                                                          -----
Purchase Agreement").  Capitalized terms used herein but not defined herein
- ------------------
shall have the meanings assigned thereto in the Asset Purchase Agreement.  This
Note is also secured by, and entitled to the benefits provided in, the Security Agreement.

          1.  Payments.  All payments of principal and interest in respect of
              --------
this Note shall be made in lawful money of the United States of America in same day funds at the office of Payee located at 5334 Sterling Center Drive, Westlake, California 91361, or at such other place as shall be designated in a written notice provided by Payee. If any payment of principal or interest to be made by maker shall become due on a day that is not a Business Day, such payment shall instead be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest payable on this Note.
Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal so credited.

          2.  Prepayments.  Maker shall have the right at any time and from time
              -----------
to time to prepay the principal of this Note in whole or in part without premium or penalty upon at least two days' notice; provided that each such prepayment
                                           --------
shall be in a minimum amount of $10,000 and integral multiples of $1,000 in excess of that amount. Each prepayment hereunder shall be accompanied by interest on the principal amount of the Note being prepaid to the date of prepayment.

          3.  Covenants.  Maker covenants and agrees that until this Note is
              ---------
paid in full it will promptly after the occurrence of an Event of Default or an event, act or condition which, with notice or lapse of time or both, would constitute an Event of Default, provide Payee with a certificate of an officer of maker specifying the nature thereof and Maker's proposed response thereto.

          4. Events of Default. The occurrence of any of the following events
             -----------------
shall constitute an "Event of Default":
                     ----------------

             (a) failure of Maker to pay any principal under this Note when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, or failure of Maker to pay any interest or other amount due under this Note within seven Business Days after the date due; or

             (b) failure of Maker to perform or observe any other material term, covenant or agreement on its part to be performed or observed pursuant to this Note or the Asset Purchase Agreement and such failure shall not have been remedied or waived within thirty days after the earlier of (i) an officer of Maker becoming aware of such default or (ii) receipt by Maker of notice from Payee of such default; or

            (c) any representation or warranty made by Maker to Payee in connection with this Note or the Asset Purchase Agreement shall prove to have been false in any material respect when made; or

            (d) any final order, judgment or decree shall be entered against Maker decreeing the dissolution or split-up of Maker and such order shall remain undischarged or unstayed for a period in excess of 60 days; or

            (e) suspension of the usual business activities of Maker for a period in excess of 60 days or the sale or liquidation of all or substantially all of Maker's assets or stock; or

            (f) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of Maker in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or
                                                           ---------------
     any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Maker under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Maker or over all or a substantial part of its property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of Maker for all or a substantial part of its property shall have occurred; or a writ of execution or similar process shall have been issued against all or substantially all of the property of Maker, and, in the case of any event described in this clause (ii), such event shall have continued for 60 days unless dismissed, bonded or discharged; or

          (g) an order for relief shall be entered with respect to Maker or Maker shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Maker shall make an assignment for the benefit of creditors; or Maker shall be unable or fail, or shall admit in writing its inability to pay its debts as such debts become due; or the Board of Directors of Maker (or any committee thereof) shall adopt any resolution or otherwise authorize action to approve any of the foregoing.

          5.   Remedies.  Upon the occurrence of any Event of Default specified
               --------
in clauses (g) or (h) above, the principal amount of this Note together with accrued interest thereon shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by Maker), and upon the occurrence and during the continuance of any other Event of Default Payee may, by written notice to Maker, declare the principal amount of this Note together with accrued interest thereon to be due and payable, and the principal amount of this Note together with such interest shall thereupon immediately become due and payable without presentment, further notice, protest or other requirements of any kind (all of which are hereby expressly waived by Maker).

          6.   Miscellaneous.
               -------------

               (a) All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered as set forth in the Asset Purchase Agreement.

               (b) Maker agrees to indemnify Payee against any losses, claims, damages and liabilities and related expenses, including reasonable counsel fees and expenses, incurred by Payee arising out of or in connection with the collection and enforcement of this Note.

               (c) No failure or delay on the part of Payee or any other holder of this Note to exercise any right, power or privilege under this Note and no course of dealing between Maker and Payee shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative to, and not exclusive of, any rights or remedies which Payee would otherwise have. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Payee to any other or further action in any circumstances without notice or demand.

               (d) Maker and any endorser of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

               (e) THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

               (f) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST MAKER ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS NOTE MAKER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS NOTE.

          IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place first above written.

                                  BLASIAR, INC.
                                  (DBA ALERT COMMUNICATIONS COMPANY)


                                  By:  _______________________
                                       Gary K. Blasiar
                                       President

                                                                       EXHIBIT B



                      GENERAL ASSIGNMENT AND BILL OF SALE
                      -----------------------------------



          THIS GENERAL ASSIGNMENT AND BILL OF SALE is entered into this 29th day of July, 1996, by and between Blasiar, Inc. (DBA Alert Communications Company), a California corporation ("Purchaser"), and The Right Start, Inc., a California
                           ---------
corporation ("Seller").
              ------

          WHEREAS, Purchaser and Seller have entered into an Asset Purchase Agreement, dated as of July 29, 1996 (the "Asset Purchase Agreement";
                                           ------------------------
capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Purchaser and Purchaser has agreed to purchase from Seller substantially all of the assets used by Seller in connection with the conduct of the Business, and Purchaser has agreed, in partial consideration therefor, to assume certain obligations in connection therewith by executing an Assumption Agreement of even date herewith;

          WHEREAS, Seller desires to transfer and assign to Purchaser the assets described below pursuant to Section 1.03 of the Asset Purchase Agreement and Purchaser desires to accept the sale, transfer, conveyance, assignment and delivery thereof;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Seller hereby irrevocably sells, transfers, conveys, assigns and delivers to Purchaser free and clear of all Liens, other than Permitted Liens, all of Seller's right, title and interest in, to and under the following Assets and Properties of Seller used in connection with the Business, other than the Excluded Assets, as the same shall exist on the date hereof: (i) the Real Property Lease, (ii) the Tangible Personal Property, (iii) the Personal Property Leases, (iv) the Business Contracts, (v) the Intangible Personal Property and (vi) the Business Books and Records (collectively, the "Assigned Assets"), TO HAVE AND TO HOLD the same unto
                    ---------------
Purchaser, its successors and assigns, forever.

          Purchaser hereby accepts the sale, transfer, conveyance, assignment and delivery of the Assigned Assets.

          Seller represents, warrants, covenants and agrees that it: (a) has good and marketable title to the Assigned Assets, free and clear of all Liens other than Permitted Liens; and (b) will warrant and defend the sale of the Assigned Assets against all and every Person or Persons whomsoever claiming against any or all of the same, subject to the terms and provisions of the Asset Purchase Agreement. The representations and covenants contained in this paragraph shall survive only for the applicable period provided in the Asset Purchase Agreement.

          At any time or from time to time after the date hereof, at Purchaser's request and without further consideration, Seller shall execute and deliver to Purchaser such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as Purchaser may reasonably deem necessary or desirable in order more effectively to transfer, convey and assign to Purchaser, and to confirm Purchaser's title to, all of the Assigned Assets, and, to the full extent permitted by Law, to put Purchaser in actual possession and operating control of the Assigned Assets and to assist Purchaser in exercising all rights with respect thereto.

          This General Assignment and Bill of Sale may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          This General Assignment and Bill of Sale shall be governed by and construed in accordance with the laws of the State of California applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this General Assignment and Bill of Sale in order for this General Assignment and Bill of Sale to be effective in any respect, then the laws of such other jurisdiction shall govern this General Assignment and Bill of Sale to such extent.

          IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this General Assignment and Bill of Sale on the day and year first above written.


                                     BLASIAR, INC.
                                     (DBA ALERT COMMUNICATIONS COMPANY)


                                     By:________________________________
                                        Gary K. Blasiar
                                        President


                                     THE RIGHT START, INC.


                                     By:________________________________
                                        Jerry R. Welch
                                        Chief Executive Officer

                                                                       EXHIBIT C


                              ASSUMPTION AGREEMENT
                              --------------------


          THIS ASSUMPTION AGREEMENT is entered into this 29th day of July, 1996, by and between Blasiar, Inc. (DBA Alert Communications Company), a California corporation ("Purchaser"), and The Right Start, Inc., a California corporation
              ---------
("Seller").
  ------

          WHEREAS, Purchaser and Seller have entered into an Asset Purchase Agreement, dated as of July 29, 1996 (the "Asset Purchase Agreement";
                                           ------------------------
capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement), pursuant to which Seller has agreed to sell, transfer, convey, assign and deliver to Purchaser and Purchaser has agreed to purchase from Seller substantially all of the assets used by Seller in connection with the conduct of the Business, and Purchaser has agreed, in partial consideration therefor, to assume certain obligations in connection therewith by executing this Assumption Agreement;

          WHEREAS, pursuant to Section 1.04 of the Asset Purchase Agreement, Purchaser is required to execute and deliver to Seller this Agreement whereby Purchaser assumes such obligations;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Purchaser hereby undertakes and agrees from and after the date hereof, subject to the limitations contained herein, to assume and to pay, perform and discharge when due the Assumed Liabilities.

          Nothing contained herein shall require Purchaser to pay or discharge any debts or obligations expressly assumed hereby so long as Purchaser shall in good faith contest or cause to be contested the amount or validity thereof.

          Other than as specifically stated above or in the Asset Purchase Agreement, Purchaser assumes no debt, liability or obligation of Seller, including without limitation the Retained Liabilities, by this Assumption Agreement, and it is expressly understood and agreed that all debts, liabilities and obligations not assumed hereby by Purchaser shall remain the sole obligation of Seller, its successors and assigns.

          No Person other than Seller, its successors and assigns shall have any rights under this Assumption Agreement or the provisions contained herein.

          This Assumption Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          This Assumption Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Assumption Agreement in order for this Assumption Agreement to be effective in any respect, then the laws of such other jurisdiction shall govern this Assumption Agreement to such extent.

          IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Assumption Agreement on the day and year first above written.


                                    BLASIAR, INC.
                                    (DBA ALERT COMMUNICATIONS COMPANY)


                                    By:________________________________
                                       Gary K. Blasiar
                                       President


                                    THE RIGHT START, INC.


                                    By:________________________________
                                       Jerry R. Welch
                                       Chief Executive Officer

                                                                       EXHIBIT D



                BLASIAR, INC. (DBA ALERT COMMUNICATIONS COMPANY)
                                      AND
                             THE RIGHT START, INC.
                       TELEMARKETING AGREEMENT (INBOUND)

          This Telemarketing Agreement is entered into as of the 29th day of July, 1996 between Blasiar, Inc. (DBA Alert Communications Company) ("Alert"), a California corporation and The Right Start, Inc., a California corporation ("Customer").

                                    RECITALS

     A. Alert provides telemarketing services of various types, including telemarketing services for the receipt of incoming calls.

     B.   Customer desires to obtain certain telemarketing services from Alert.

                                   AGREEMENTS

          1.   SERVICES.  Alert will provide Customer the services described on
Schedule 1 (the "Services") during the term of the Agreement. Alert will not be obligated to provide any services not expressly set forth on Schedule 1.

          2. TERM. This Agreement will continue for a period of two (2) years after the date of this Agreement (the "Initial Term"). After the Initial Term, this Agreement shall automatically renew for successive one-year terms unless it is cancelled by either party upon one hundred twenty (120) days written notice prior to the commencement of any such one-year term. In the event of a material breach of this Agreement by either party that is not cured within twenty days following written notice, the non-breaching party may terminate this Agreement.

          3. PAYMENT. Customer will pay Alert the fees for Services described in Schedule 2. Invoices will be due and payable within ten (10) days after the date of receipt by Customer of such invoices. Payment will be deemed made when received by Alert. Customer will pay any federal, state, local or foreign taxes, duties, tariffs or other assessments (other than any tax based solely on Alert's net income) and related interest and penalties that Alert is at any time obligated to pay or collect in connection with or arising out of the transactions contemplated under this Agreement. Without limiting Alert's other rights or remedies, late charges at the rate of one and one-half percent (1 1/2%) per month or the maximum rate permitted by applicable law, whichever is lower, will accrue on any amounts not paid when due, including any accrued but unpaid late charges. In addition to the fees, Customer will reimburse Alert for those reasonable out-of-pocket expenses not contemplated by Schedule 2 incurred by Alert in the performance of the Services; provided that Customer shall not be
                                          --------
obligated to reimburse Alert for any out-of-pocket expenses which individually or in the aggregate exceed five hundred dollars ($500.00) per month, without the prior written consent of Customer.

          4. CUSTOMER OBLIGATIONS. Customer will perform those obligations and provide those materials described on Schedule 1 and 2.

          5. WARRANTIES. Alert warrants that the Services will be performed in a commercially reasonable manner. If, within thirty (30) days of its occurrence, Customer reports that Alert has provided Services in a manner that breaches the foregoing warranty, Alert will, at no cost to Customer and at Customer's sole option, promptly repeat such Services in a manner consistent with such warranty or credit the Customer's account for the amount charged to the Customer for the service.

          6. LIMITATIONS OF LIABILITY. NOTWITHSTANDING ANY CONTRARY PROVISION CONTAINED HEREIN, IN THE EVENT OF A MATERIAL BREACH BY EITHER PARTY OF ITS OBLIGATIONS UNDER THIS AGREEMENT, DAMAGES PAYABLE BY THE NONDEFAULTING PARTY SHALL NOT EXCEED THE AMOUNTS ACTUALLY PAID BY CUSTOMER TO ALERT HEREUNDER IN THE SIX (6) MONTH'S PRIOR TO SUCH BREACH, PLUS ATTORNEYS FEES AND COSTS INCURRED BY THE NONDEFAULTING PARTY TO OBTAIN, IF NECESSARY, A FINAL JUDGMENT OR ARBITRATION DETERMINATION THAT THE DEFAULTING PARTY HAS MATERIALLY BREACHED ITS OBLIGATIONS UNDER THIS AGREEMENT. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF THE TRANSACTIONS UNDER THE AGREEMENT MAY BE BROUGHT BY EITHER PARTY HERETO MORE THAN ONE (1) YEAR AFTER THE CAUSE OF ACTION HAS ACCRUED, EXCEPT THAT AN ACTION FOR NONPAYMENT MAY BE BROUGHT WITHIN ONE (1) YEAR AFTER THE DATE THE LAST PAYMENT WAS DUE.

          7.   INDEMNIFICATION; CLAIMS BY THIRD PARTIES.

               a.   Indemnification of Customer.  Alert shall indemnify and hold
                    ---------------------------
harmless Customer and its directors, officers, parent corporations, sister corporations, subsidiaries, assigns, liability, damage, injury to property or person, death or expense (including reasonable attorneys' fees and expenses) which directly or indirectly arise from Alert's services, actions or omissions, including without limitation, any action or claim brought by Alert's employees, agents and representatives, pertaining to or arising out of Alert's performance under this Agreement; provided, however, that
                                                         --------  -------
Alert shall not be liable to Account for any claim, litigation, judgment, loss, liability, damage, injury to property or person, death or expense arising from or based upon the negligence of Customer.

               b.   Indemnification of Alert.  Customer shall indemnify and hold
                    ------------------------
harmless Alert and its directors, officers, parent corporations, sister corporations, subsidiaries, assigns, agents and employees from any claim, litigation, judgment, loss, liability, damage, injury to property or person, death or expense (including reasonable attorneys' fees and expenses) which directly or indirectly arise from Customer's actions or omissions, including without limitation any action or claim brought by Customer's employees, agents and representatives, pertaining to or arising out of Customer's performance under this Agreement; provided, however, that Customer shall not be liable to
                      --------  -------
Alert for any claim, litigation, judgment, loss, liability, damage, injury to property or person, death or expense arising from or based upon the negligence of Alert.

          8.   MISCELLANEOUS.

               (a) Notices. All notices hereunder (other than payment) will be
                   -------
in writing and delivered personally or sent via facsimile, by certified mail, return receipt requested, or by a reputable courier service to addresses shown below or to such other addresses as may be designated in writing by Alert or Customer, as the case may be, to the other party hereto.

               (b) Integration.  This Agreement constitutes the entire agreement
                   -----------
between Alert and Customer with respect to the transactions contemplated herein and supersedes any and all prior or contemporaneous oral or written communications relating to the subject matter hereof.

               (c) Amendment; Waiver. This Agreement may not be amended except
                   -----------------
by a writing executed by both parties. No waiver of any provision of this Agreement or any rights or obligations of either party hereunder will be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver, will be effective only in the specific instance and for the specific purpose stated in such writing.

               (d) Other Customers. During and after the term of this Agreement,
                   ---------------
Alert will have the right, in its sole discretion, to provide services of any type to any person or entity, regardless of the industry or trade in which such person or entity may conduct any business or in connection with which such services may be provided. The provision of any such services by Alert will not give rise to any liability to Customer on the part of Alert.

               (e) Independent Contractor. Neither party nor any of its
                   ----------------------
personnel will be considered as an agent or employee of the other party. Alert is an independent contractor with respect to performing the Services on behalf of the Customer and Alert will have full control over, and responsibility for, the manner and means by which the Services are provided.

               (f) Confidentiality.  Customer and Alert shall keep the terms and
                   ---------------
conditions of this Agreement strictly confidential, except as otherwise required by law.

               (g) Agreement Controls.  If Customer submits any order or similar
                   ------------------
document containing any provisions that are in addition to or inconsistent with the provisions hereof, the provisions of this Agreement will control, and the provisions of any such order or similar document will be of no force or effect.

               (h) Severability of Provisions.  If any provision hereof is found
                   --------------------------
invalid or unenforceable pursuant to judicial decree or decisions, the remainder of this Agreement will valid and enforceable according to its terms. Further, to the extent any provision hereof is found to be in part enforceable and in part unenforceable, the unenforceable portion will be deemed stricken therefrom, and such provision will be valid and enforceable to the maximum extent permitted under applicable law. WITHOUT LIMITING THE FOREGOING, IT IS UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR LIMITATION OF LIABILITY, DISCLAIMER OR WARRANTIES, OR EXCLUSION OF DAMAGES OR EXCLUSION OF OTHER REMEDIES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH. FURTHER, IT IS UNDERSTOOD AND AGREED THAT IF ANY REMEDY HEREUNDER IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, ALL LIMITATIONS OF LIABILITY, EXCLUSIONS OF DAMAGES AND EXCLUSIONS OF OTHER REMEDIES SET FORTH HEREIN WILL REMAIN IN EFFECT.

               (i) Governing Law; Forum. This Agreement shall be governed by the
                   --------------------
laws of the State of California. Any action or proceeding brought by Customer or Alert against the other related to this Agreement will be brought in a court located in the County of Los Angeles and the parties each submit to the in
                                                                        --
personam jurisdiction of such courts for purposes of any such action or
- --------
proceeding.

               (j) Assignment.  This Agreement shall be binding upon the parties
                   ----------
hereto, as well as their respective legal representatives, successors and assigns. No assignment of this Agreement by Alert shall be effective without the prior written consent of Customer.

               (k) Counterparts.  This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date first above written:

BLASIAR, INC.                            THE RIGHT START, INC.
(DBA ALERT COMMUNICATIONS COMPANY)


By:                                      By:
   -------------------------                ------------------------
   Gary K. Blasiar                          Jerry R. Welch
   President                                Chief Executive Officer

5515 York Boulevard                      5334 Sterling Center Drive
Los Angeles, CA 90042-2499               Westlake Village, CA  91361

                                                                       EXHIBIT E


                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT, dated as of July 29, 1996 (herein, as the same may be amended from time to time, called this "AGREEMENT") is entered into by BLASIAR, INC. (DBA ALERT COMMUNICATIONS COMPANY), a California corporation (the "DEBTOR"), as debtor, and THE RIGHT START, INC., a California corporation, as secured party ("SECURED PARTY").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Debtor, to evidence a loan made to it by Secured Party, has executed and delivered a Promissory Note (the "NOTE") in connection with that certain Asset Purchase Agreement dated as of July 29, 1996 between Debtor and Secured Party (the "ASSET PURCHASE AGREEMENT"); and

     WHEREAS, Debtor has agreed to enter into this Agreement in favor of Secured Party, as security for the Obligations (as defined below);

     NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

     1.  DEFINITIONS.  Unless otherwise defined, all capitalized terms used in
         -----------
this Agreement shall have the respective meanings assigned to such terms in the Asset Purchase Agreement. In addition, when used herein, the following terms shall have the following meanings:

         "COLLATERAL" shall mean all property or rights in which a security interest is granted hereunder, as described in Section 3 of this Agreement.
                                               ---------

         "OBLIGATIONS" shall mean, collectively: (a) The Note and all other obligations, covenants, agreements, and liabilities of Debtor to Secured Party;
(b) any and all other indebtedness of Debtor to Secured Party now or hereafter owing, whether direct or indirect, primary or secondary, fixed or contingent, joint or several, regardless of how evidenced or arising; (c) all obligations of Debtor under this Agreement; and (d) any extensions, replacements or renewals of all such obligations described in subparagraphs (a) through (c) above, whether or not

                              Security Agreement
                              ------------------
any extension agreements, replacement agreements or renewal instruments are executed.

     2. GRANT OF SECURITY INTEREST.  As security for the prompt payment and
        --------------------------
faithful performance of the Obligations, Debtor hereby grants to Secured Party a first priority continuing security interest in, all right, title and interest of Debtor, in and to all of the Assets transferred under the Asset Purchase Agreement (collectively, the "COLLATERAL"):

     3.  WARRANTIES.  Debtor represents and warrants to Secured Party that:
         ----------

        (a) No presently effective security agreement, mortgage, deed of trust or financing statement covering any of the Collateral in which Debtor is named or signs as debtor is on file in any public office.

        (b) All information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by Debtor to Secured Party, and all other written information heretofore or hereafter furnished by Debtor to Secured Party, is and will be true and correct in all material respects as of the date furnished.

        (c) The principal place of business of Debtor is at the address of Debtor shown in Subsection 7(c) below.
                ---------------

        (d) The only office in which Debtor keeps records concerning the Collateral is at the address shown in Subsection 7(c) below.
                                      ---------------

     4.  UNDERTAKINGS AND AGREEMENTS OF DEBTOR.  Debtor shall:
         -------------------------------------

         (a) Deliver to Secured Party, concurrently with the execution and delivery of this Agreement (or, in the case of after-acquired Collateral, promptly upon receipt thereof), all instruments, if any, included in the Collateral, for possession by Secured Party; and do such other acts and things as Secured Party may from time to time request to establish and maintain a valid pledge of, and perfected security interest in, the Collateral, to secure the payment of the Obligations;

          (b) Keep, at its principal business office set forth below, all its records concerning the Collateral, which records will be of such character as will enable Secured Party or its designees to determine at any time the status thereof and promptly notify Secured Party of any change in the location of the office where such records are kept, and of any additional place or places of business of Debtor.

                              Security Agreement
                              ------------------

          (c) Not sell, lease, assign or create or permit the existence of any lien on or security interest in any Collateral in favor of any party other than Secured Party; and defend the Collateral against the claims and demands of all persons;

          (d) At all times keep all Assets insured against loss, damage, theft and other risks, in such amounts and with such companies, and under such policies and in such form as shall be satisfactory to Secured Party, which policies shall provide, if Secured Party so requests, that loss hereunder shall be payable to Secured Party as its interests may appear (and Secured Party may apply any proceeds of such insurance which may be received by it toward payment of the Obligations;

          (e) Reimburse Secured Party upon demand for all expenses, including reasonable attorneys' fees and legal expenses, incurred by or on behalf of Secured Party in seeking to collect, preserve, protect or enforce any rights in the Collateral; and

          (f) Execute and deliver to Secured Party such amendments and supplements to this Agreement, as may from time to time be necessary or appropriate to subject to the security interests granted hereby all property and interests of Debtor contemplated to be subjected thereto, and to provide all information in connection therewith required to be provided pursuant to such section.

     5.  DEFAULT AND REMEDIES.  Upon an Event of Default, Secured Party, in
         --------------------
addition to any and all other rights and remedies provided for herein or under applicable law, in its discretion and without demand or notice of any kind (except to the extent required by law), may take any one or more of the following actions, without liability except to account for funds actually received; and Debtor hereby irrevocably constitutes and appoints Secured Party and any officer thereof (with full power of substitution) Debtor's true and lawful attorney-in-fact, with full power, in its own name or in Debtor's name and stead, to execute and deliver all documents and to take all other actions necessary or appropriate to accomplish any of the following (all as fully as Debtor might do) and Debtor hereby ratifies all that said attorney shall lawfully do by virtue hereof:

          (a) Apply toward the payment of the Note and other Obligations, any and all balances, credits, deposits, accounts or monies of or in the name of Debtor then or thereafter held by Secured Party;

                              Security Agreement
                              ------------------

          (b) Exercise any and all rights and remedies of a secured party under the Uniform Commercial Code as then in effect in the State of California;

          (c) Require Debtor, at its expense, to assemble any or all Collateral at a convenient place acceptable to Secured Party (and Debtor hereby undertakes and agrees to do so);

          (d) Have a receiver appointed to take charge of all or any part of the Collateral; and

          (e) To the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, sell any or all of the Collateral, free of all rights and claims of Debtor therein and thereto at any public or private sale, and bid for and purchase any or all of the Collateral at any such public or private sale. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonable and properly given if given at least ten (10) days before such disposition. Any proceeds of any disposition by Secured Party of any of the Collateral may be applied by Secured Party to the payment of reasonable expenses in connection with retaking, holding, preparing for sale, selling and otherwise dealing with the Collateral in any manner permitted hereby, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds shall be applied by Secured Party toward the payment of such of the Obligations, and in such order of application, as Secured Party may from time to time elect.

     6.  GENERAL PROVISIONS.
         ------------------

          (a) Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as Debtor requests by notice to Secured Party, but failure to comply with such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to preserve and protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral. Secured Party shall be under no duty to exercise or refrain from exercising any of the rights, powers and privileges granted hereby, and shall not be responsible for any failure to do so or delay in so doing.

          (b) All notices and communications to be given under this Agreement (including any modifications of, or waivers or consents under, this Agreement) shall be in writing sent by mail, postage prepaid, or by personal service (including courier or

                              Security Agreement
                              ------------------
express service) or by facsimile transmission addressed as follows and the address of the following Persons shall be deemed to be as set forth below:

     To Debtor:
     ---------                    Alert Communications Co.
                                  5515 York Boulevard
                                  Los Angeles, CA  90042-2499
                                  Attention:  Gary K. Blasiar
                                  Facsimile No. (213) 254-6802

     With a Copy to:
     --------------               Jackson, DeMarco & Peckenpaugh
                                  4 Park Plaza - 16th Floor
                                  Post Office Box 19704
                                  Irvine, CA 92713-9704
                                  Attention:  Douglas P. Smith, Esq.
                                  Facsimile No. (714) 752-0597

     To Secured Party:
     ----------------             The Right Start, Inc.
                                  5334 Sterling Center Drive
                                  Westlake Village, CA 91361
                                  Attention:  Jerry R. Welch
                                  Facsimile No. (818) 707-7132

     With a Copy to:
     --------------               Milbank, Tweed, Hadley & McCloy
                                  601 S. Figueroa Street, 30th Floor
                                  Los Angeles, California  90017
                                  Attention:  Kenneth J. Baronsky, Esq.
                                  Facsimile No. (213) 629-5063

Communications sent by mail shall be deemed made on the third business day following the deposit thereof in the U.S. Mail. Communications personally served shall be deemed made upon delivery to the address of the addressee set forth above. Communications transmitted by facsimile transmission shall be deemed made upon receipt by the addressee if a copy of such communication shall be delivered to the addressee on the next business day by express mail service. If such copy is not then so delivered, such communication shall be deemed made upon the day of actual delivery of such copy to the office of the addressee.
Any party hereto may, on three days' notice given as hereinabove prescribed, specify a different address for communications. Any person succeeding to all or any part of an interest of the parties hereto shall specify by written notice the address of such person for all notices hereunder.

          (c) Neither this Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, nor may any of the Collateral be released, except by an instrument in writing duly signed on behalf of the parties.

                              Security Agreement
                              ------------------

          (d) Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement.

          (e) No delay on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Debtor waives demand, notice, protest, and all demands and notices of any action taken by Secured Party under this Security Agreement except as is specifically elsewhere provided herein and except as to notices which are required (and which may not be waived under the provisions of the California or other applicable version of the Uniform Commercial Code), and any indulgence by Secured Party, substitution for, exchange of, or release of the Collateral is hereby assented to and consented to.

          (f) THIS SECURITY AGREEMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          (g) Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (h) Secured Party's rights hereunder or the Obligations may be assigned by Secured Party at any time and from time to time, and in such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Security Agreement to Secured Party.

          (i) The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Secured Party.

          (j) This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors and assigns.

          (k) Upon the full performance and satisfaction of all Obligations, the security interest hereby granted in the Collateral shall thereupon terminate. Secured Party shall execute and deliver any documents necessary to effect such termination.

                              Security Agreement
                              ------------------

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day, month and year first above written.


          DEBTOR:

                         BLASIAR, INC.
                         (DBA ALERT COMMUNICATIONS COMPANY),
                         a California corporation


                         By:  ____________________________
                              Gary K. Blasiar
                              President


     SECURED PARTY:

                         THE RIGHT START, INC.,
                         a California corporation



                         By:  _____________________________
                              Jerry R. Welch
                              Chief Executive Officer


                              Security Agreement
                              ------------------